UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2010

CNO Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31792	75-3108137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11825 North Pennsylvania Street

Carmel, Indiana 46032

(Address of principal executive offices) (Zip Code)

(317) 817-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

See disclosure under Item 2.03 of this Current Report, which is incorporated by reference in this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

CNO Financial Group, Inc. (the “Company”) used the net proceeds from its offering of $275,000,000 aggregate principal amount of its 9.00% Senior Secured Notes due 2018 (the “Notes”), together with the borrowings under the New Senior Secured Credit Agreement (as defined below) and available cash, to repay all of the outstanding borrowings under the Second Amended and Restated Credit Agreement, dated as of October 10, 2006, by and among the Company, Bank of America, N.A., as agent, JP Morgan Chase Bank, N.A., as syndication agent, and the other financial institutions from time to time party thereto (as amended by Amendment No. 1, by Amendment No. 2 and Amendment No. 3 thereto dated as of June 12, 2007, March 30, 2009 and December 22, 2009, respectively, the “Existing Senior Secured Credit Agreement”). Following the repayment of all such outstanding borrowings, the Company terminated the Existing Senior Secured Credit Agreement in accordance with its terms.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Indenture

The Notes were issued pursuant to an Indenture, dated as of December 21, 2010 (the “Indenture”), by and among the Company, the subsidiary guarantors party thereto (the “Subsidiary Guarantors”), and Wilmington Trust FSB, as trustee and collateral agent (the “Trustee”).

The Notes will mature on January 15, 2018. Interest on the Notes accrues at a rate of 9.00% per annum and is payable semiannually in arrears on January 15 and July 15 of each year, commencing on July 15, 2011. The Notes and the guarantees thereof (the “Guarantee”) are senior secured obligations of the Company and the Subsidiary Guarantors and rank equally in right of payment with all of the Company’s and the Subsidiary Guarantor’s existing and future senior obligations, and senior to all of Company’s and the Subsidiary Guarantors’ existing and future subordinated indebtedness. The Notes will be secured by substantially all of the assets of the Company and the Subsidiary Guarantors, subject to certain exceptions. The Notes and the Guarantees are pari passu to all of the Company’s and the Subsidiary Guarantors’ existing and future secured indebtedness under the New Senior Secured Credit Agreement.

The Company may redeem all or part of the Notes beginning on January 15, 2014, at the redemption prices set forth in the Indenture. The Company may also redeem all or part of the Notes at any time and from time to time prior to January 15, 2014, at a price equal to 100% of the aggregate principal amount of the Notes to be redeemed plus a “make-whole” premium and accrued and unpaid interest. In addition, prior to January 15, 2014, the Company may redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings at a price equal to 109.000% of the aggregate principal amount of the Notes to be redeemed plus accrued and unpaid interest.

Upon the occurrence of a Change of Control (as defined in the Indenture), each holder of the Notes may require the Company to repurchase all or a portion of the Notes in cash at a price equal to 101% of the aggregate principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to the date of repurchase.

The Indenture contains covenants that, among other things, limit (subject to certain exceptions) the Company’s ability and the ability of the Company’s Restricted Subsidiaries (as defined in the Indenture) to:

•	incur or guarantee additional indebtedness or issue preferred stock;

•	pay dividends or make other distributions to shareholders;

•	purchase or redeem capital stock or subordinated indebtedness;

•	make investments;

•	create liens;

•	incur restrictions on the Company’s ability and the ability of the Restricted Subsidiaries to pay dividends or make other payments to the Company;

•	sell assets, including capital stock of the Company’s subsidiaries;

•	consolidate or merge with or into other companies or transfer all or substantially all of the Company’s assets; and

•	engage in transactions with affiliates.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, failure to pay at maturity or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare the principal of and accrued but unpaid interest, including any additional interest, on all of the Notes to be due and payable.

The foregoing description of the Indenture is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The foregoing description of the Notes is qualified in its entirety by reference to the form of Note that is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the issuance of the Notes and execution of the Indenture, the Company and the Subsidiary Guarantors entered into a security agreement, dated as of December 21, 2010 (the “Security Agreement”), by and among the Company, the Subsidiary Guarantors and Wilmington Trust FSB, as collateral agent, pursuant to which the Company and the Subsidiary Guarantors pledged substantially all of their assets to secure their obligations under the Indenture, subject to certain exceptions as set forth in the Security Agreement.

The foregoing description of the Security Agreement is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Credit Agreement

On December 21, 2010, the Company entered into a $375 million senior secured term loan facility maturing on September 30, 2016, by and among the Company, Morgan Stanley Senior Funding, Inc., as administrative agent (the “Agent”), and the lenders from time to time party thereto (the “New Senior Secured Credit Agreement”).

The interest rate applicable to the New Senior Secured Credit Agreement is, at our option (in most instances), a Eurodollar rate of Libor + 6.00% (subject to a Libor “floor” of 1.5%) or a Base Rate + 5.00% (subject to a Base Rate “floor” of 2.5%). The pricing terms for the New Senior Secured Credit Agreement included upfront fees of 1.25% paid to the lenders. The New Senior Secured Credit Agreement is guaranteed by the Subsidiary Guarantors and secured by substantially all of our and the Subsidiary Guarantors’ assets.

The New Senior Credit Agreement contains covenants that limit the Company’s ability to take certain actions and perform certain activities, including (each subject to exceptions as set forth in the New Senior Credit Agreement):

•	limitations on debt (including, without limitation, guarantees and other contingent obligations);

•	limitations on issuances of disqualified capital stock;

•	limitations on liens and further negative pledges;

•	limitations on sales, transfers and other dispositions of assets;

•	limitations on transactions with affiliates;

•	limitations on changes in the nature of the Company’s business;

•	limitations on mergers, consolidations and acquisitions;

•	limitations on dividends and other distributions, stock repurchases and redemptions and other restricted payments;

•	limitations on investments and acquisitions;

•	limitations on prepayment of certain debt;

•	limitations on modifications or waivers of certain debt documents and charter documents;

•	investment portfolio requirements for insurance subsidiaries;

•	limitations on restrictions affecting subsidiaries;

•	limitations on holding company activities; and

•	limitations on changes in accounting policies.

In addition, the New Senior Secured Credit Agreement requires the Company to maintain (i) a maximum debt to total capitalization ratio of 30%, (ii) a minimum interest coverage ratio of not less than 2.00 to 1.00, (iii) a minimum aggregate ratio of total adjusted capital to authorized control level risk-based capital for the Company’s insurance subsidiaries of not less than 225% on or prior to December 31, 2011 and 250% thereafter and (iv) a minimum combined statutory capital and surplus for the Company’s insurance subsidiaries of at least $1,200,000,000.

The foregoing description of the New Senior Secured Credit Agreement is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the execution of the New Senior Secured Credit Agreement, the Company and the Subsidiary Guarantors entered into a guarantee and security agreement, dated as of December 21, 2010 (the “Guarantee and Security Agreement”), by and among the Company, the Subsidiary Guarantors and Morgan Stanley Senior Funding, Inc., as Agent, pursuant to which the Subsidiary Guarantors guaranteed all of the obligations of the Company under the New Senior Secured Credit Agreement and the Company and the Subsidiary Guarantors pledged substantially all of their assets to secure the New Senior Secured Credit Agreement, subject to certain exceptions as set forth in the Guarantee and Security Agreement.

The foregoing description of the Guarantee and Security Agreement is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Intercreditor Agreement

In connection with the issuance of the Notes and entry into the New Senior Secured Credit Agreement, the Agent and Wilmington Trust FSB, as collateral agent and authorized representative with respect to the Notes, entered into an Intercreditor Agreement, dated as of December 21, 2010 (the “Intercreditor Agreement”), which sets forth agreements with respect to the first-priority liens granted by the Company and the Subsidiary Guarantors pursuant to the Indenture and the New Senior Secured Credit Agreement.

Under the Intercreditor Agreement, any actions that may be taken with respect to the collateral that secures the Notes and the New Senior Secured Credit Agreement, including the ability to cause the commencement of enforcement proceedings against such collateral, to control such proceedings and to approve amendments to releases of such collateral from the lien of, and waive past defaults under, such documents relating to such collateral, will be at the direction of the authorized representative of the lenders under the New Senior Secured Credit Agreement until the earlier of (1) the Company’s obligations under the New Senior Secured Credit Agreement (or refinancings thereof) are discharged, (2) the date on which the outstanding principal amount of loans and commitments under the New Senior Secured Credit Agreement is less than $25.0 million and (3) 180 days after the occurrence of both an event of default under the Indenture and the authorized representative of the holders of the Notes making certain representations as described in the Intercreditor Agreement, unless the authorized representative of the lenders under the New Senior Secured Credit Agreement has commenced and is diligently pursuing enforcement action with respect to the collateral or the grantor of the security interest in that collateral (whether the Company or the applicable Subsidiary Guarantor) is then a debtor under or with respect to (or otherwise subject to) any insolvency or liquidation proceeding.

The foregoing description of the Intercreditor Agreement is qualified in its entirety by reference to the complete copy of that agreement that is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 21, 2010, the Company issued a press release announcing the completion of the offering of Notes and entry into the New Senior Secured Credit Agreement. The press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable

(d) Exhibits

4.1	Indenture, dated as of December 21, 2010, by and among CNO Financial Group, Inc., the subsidiary guarantors party thereto, and Wilmington Trust FSB, as trustee and collateral agent

4.2	Form of the Note (included in the Indenture filed as Exhibit 4.1 hereto)

10.1	Credit Agreement, dated as of December 21, 2010, by and among CNO Financial Group, Inc., Morgan Stanley Senior Funding, Inc., as Agent, and the lenders from time to time party thereto

10.2	Pari Passu Intercreditor Agreement, dated as of December 21, 2010, by and among Morgan Stanley Senior Funding, Inc., as Administrative Agent, and Wilmington Trust FSB, as collateral agent and authorized representative with respect to the Notes

10.3	Guarantee And Security Agreement, dated as of December 21, 2010, by and among CNO Financial Group, Inc., the subsidiary guarantors party thereto and Morgan Stanley Senior Funding, Inc., as Agent

10.4	Security Agreement, dated as of December 21, 2010, by and among CNO Financial Group, Inc., the subsidiary guarantors party thereto and Wilmington Trust FSB, as Collateral Agent.

99.1	Press Release dated December 21, 2010, announcing the completion of the offering of the Notes and the entry into the New Senior Secured Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

By:	/s/ John R. Kline
Name:	John R. Kline
Title:	Senior Vice President and Chief Accounting Officer

Date: December 21, 2010

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

4.1	Indenture, dated as of December 21, 2010, by and among CNO Financial Group, Inc., the subsidiary guarantors party thereto, and Wilmington Trust FSB, as trustee and collateral agent

4.2	Form of the Note (included in the Indenture filed as Exhibit 4.1 hereto)

10.1	Credit Agreement, dated as of December 21, 2010, by and among CNO Financial Group, Inc., Morgan Stanley Senior Funding, Inc., as Agent, and the lenders from time to time party thereto

10.2	Pari Passu Intercreditor Agreement, dated as of December 21, 2010, by and among Morgan Stanley Senior Funding, Inc., as Administrative Agent, and Wilmington Trust FSB, as collateral agent and authorized representative with respect to the Notes

10.3	Guarantee And Security Agreement, dated as of December 21, 2010, by and among CNO Financial Group, Inc., the subsidiary guarantors party thereto and Morgan Stanley Senior Funding, Inc., as Agent

10.4	Security Agreement, dated as of December 21, 2010, by and among CNO Financial Group, Inc., the subsidiary guarantors party thereto and Wilmington Trust FSB, as Collateral Agent.

99.1	Press Release dated December 21, 2010, announcing the completion of the offering of the Notes and the entry into the New Senior Secured Credit Agreement